Virtus Rampart Enhanced Core Equity Fund,

a series of Virtus Equity Trust

Supplement dated June 18, 2020, to the Summary and Statutory Prospectuses and

Statement of Additional Information (SAI) dated January 28, 2020, each as supplemented

Important Notice to Investors

The Board of Trustees of Virtus Equity Trust (the “Board”), on behalf of Virtus Rampart Enhanced Core Equity Fund (the “Fund”), has approved the replacement of the Fund’s current subadviser, Rampart Investment Management, LLC, with Kayne Anderson Rudnick Investment Management, LLC (“KAR”), and has voted to recommend that shareholders approve the replacement. A Special Meeting of Shareholders for purposes of voting on the proposal to replace the current subadviser with KAR, as well as a proposal to permit the Fund’s investment adviser to hire, terminate and replace subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, is scheduled to take place on August 28, 2020. If approved by shareholders, KAR would become subadviser to the Fund on or about September 1, 2020.

In connection with the subadviser change, the Fund’s name will be changed to Virtus KAR Equity Income Fund and the current portfolio managers of the Fund will be replaced with KAR portfolio managers. Additionally, the Fund’s principal investment strategies and certain principal risks set forth in the Fund’s Prospectuses will be revised to reflect the strategies to be employed by KAR in managing the Fund. During recent market events, the Fund has taken the temporary defensive position of not employing its options strategy. In anticipation of the upcoming changes, the Fund will not resume its options strategy.

Additional information about the proposed subadviser change, as well as the resulting strategy and risk changes, will be distributed in a Proxy Statement to shareholders of the Fund. The Proxy Statement will also be available on the Securities and Exchange Commission’s website, www.sec.gov.

Investors should retain this supplement with the Prospectuses and Statement of Additional Information for future reference.

VET 8019/EnhancedCoreEquityChanges&Proxy (06/2020)